UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

MISSION PRODUCE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, CA		93030
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (805) 981-3650

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market
Series A Junior Participating Preferred Stock, par value $0.001 per share

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01     Other Events
As previously announced on June 8, 2026, the Board of Directors of Mission Produce, Inc. (the “Company”) authorized a $100 million stock repurchase program. During the fiscal fourth quarter to-date, the Company has repurchased 290,994 shares at an average purchase price of $12.94.
Item 7.01    Regulation FD Disclosure
On October 8, 2026, the Company issued a press release and posted an updated copy of its investor presentation on its website at www.missionproduce.com. The presentation will be used at the Company’s 2026 Investor Day on October 8, 2026, where certain members of senior management of the Company are scheduled to participate. Copies of the press release and investor presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.
The information contained in this Item 7.01, including the information set forth in the press release and updated investor presentation attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including the information in Exhibits 99.1 and 99.2 attached to this report, shall not be incorporated by reference into any Company filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.
Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 8, 2026
99.2	Investor Presentation dated October 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION PRODUCE, INC.

/s/ John M. Pawlowski
John M. Pawlowski
President and Chief Executive Officer
Date: October 8, 2026